                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY

          The undersigned, acting in the capacity or capacities with respect to PanAmSat Corporation stated with their respective names below, hereby constitute and appoint JAMES W. CUMINALE, KENNETH N. HEINTZ, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below the Annual Report on Form 10-K of PanAmSat Corporation for the fiscal year ended December 31, 1997 and any and all amendments thereto:

            Signature                           Title                           Date
Michael T. Smith                      Chairman of the Board of             March 20, 1998
---------------------------------             Directors
Michael T. Smith

Frederick A. Landman                     President and Chief               March 20, 1998
---------------------------------   Executive Officer (principal
Frederick A. Landman                   executive officer) and
                                              Director


Patrick J. Costello                           Director                     March 20, 1998
---------------------------------
Patrick J. Costello

Steven D. Dorfman                             Director                     March 20, 1998
---------------------------------
Steven D. Dorfman

John J. Higgins                               Director                     March 20, 1998
---------------------------------
John J. Higgins

Dennis F. Hightower                           Director                     March 20, 1998
---------------------------------
Dennis F. Hightower

James M. Hoak                                 Director                     March 20, 1998
---------------------------------
James M. Hoak


         Charles H. Noski                     Director                     March 20, 1998
---------------------------------
         Charles H. Noski

         Ted G. Westerman                     Director                     March 20, 1998
---------------------------------
         Ted G. Westerman

      Joseph R. Wright, Jr.                   Director                     March 20, 1998
---------------------------------
      Joseph R. Wright, Jr.

        Kenneth N. Heintz           Executive Vice President and           March 20, 1998
---------------------------------      Chief Financial Officer
        Kenneth N. Heintz           (principal financial officer
                                      and principal accounting
                                              officer)

